Kemper High Yield Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

OFFERING INVESTORS THE OPPORTUNITY FOR A HIGH LEVEL OF CURRENT INCOME FROM A DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES


  "...We were early -- which enabled us to invest in certain issues at attractive prices -- to move into bonds issued by companies in cyclical industries."


[KEMPER MUTUAL FUNDS LOGO]

Table of
Contents

3
General
Economic Overview

5
Performance Update

9
Terms to Know

9
Industry Sectors

10
Largest Holdings

11
Portfolio Statistics

13
Portfolio of
Investments

19
Report of
Independent Auditors

20
Financial Statements

22
Notes to
Financial Statements

26
Financial Highlights

At A Glance

Kemper High Yield Fund Total Returns for the year ended September 30, 1995 (unadjusted for any sales charge):

                                 [Bar Graph]

Class A                         14.10%
Class B                         13.09%
Class C                         13.13%
Lipper High Current Yield       11.76%
Funds Category Average **

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

**Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

                                 [Line Graph]

--------------------------------------------------------------------
NET ASSET VALUE

                                         As of               As of
                                        9/30/95             9/30/94
--------------------------------------------------------------------
Kemper High Yield Fund
Class A                                  $8.01               $7.74
Kemper High Yield Fund
Class B                                  $8.00               $7.73
Kemper High Yield Fund
Class C                                  $8.02               $7.75
--------------------------------------------------------------------

KEMPER HIGH YIELD FUND RANKINGS  [Line Graph]
--------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS
CATEGORY**


                          Class A                Class B                Class C
---------------------------------------------------------------------------------
1-year                    #20 of                 #39 of                 #36 of
                          108 funds              108 funds              108 funds
5-year                    #10 of
                          61 funds               N/A                    N/A
10-year                   #2 of
                          33 funds               N/A                    N/A
15-year                   #1 of
                          23 funds               N/A                    N/A
---------------------------------------------------------------------------------

DIVIDEND REVIEW                  [Line Graph]
--------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1995


                              Class A        Class B       Class C
-------------------------------------------------------------------
1 Year Income:                $0.7620        $0.6921       $0.6972
September
Dividend:                     $0.0635        $0.0579       $0.0583
Annualized
Distribution Rate+:              9.51%          8.69%         8.72%
SEC Yield+:                      9.59%          9.02%         9.06%
-------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1995 shown as an annualized percentage of the maximum offering price on that date.


About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

  Specifically, your report now includes:

- Terms you need to know related to your fund

- A look at your fund's portfolio composition and its largest sectors and how they have changed

- The maturity and quality of your fund's underlying investments

  If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

General Economic Overview


              STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
[PHOTO OF     OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS
 STEPHEN B.   AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING
 TIMBERS]     $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE
              UNIVERSITY AND HOLDS AN M.B.A.  FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview



ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                            Now (10/31/95)  6 months ago  1 year ago  2 years ago
10-YEAR TREASURY RATE(1)       6.04            6.63          7.96      5.72
PRIME RATE(2)                  8.75            9             8.15      6
INFLATION RATE(3)(*)           2.52            3.12          2.5       2.5
THE U.S. DOLLAR(4)            -1.17          -10.11         -5.82      1.03
CAPITAL GOODS ORDERS(5)(*)    11.72            9.44         18.9      19.12
INDUSTRIAL PRODUCTION(6)(*)    2.6             3.6           5.65      3.62
EMPLOYMENT GROWTH(7)           1.91            2.12          3.03      2.34

 *Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.



        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers

STEPHEN B. TIMBERS

CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

Performance Update

[Photo of Mike McNamara]
MIKE MCNAMARA HAS BEEN WITH KEMPER FINANCIAL SERVICES, INC. SINCE 1972 AND IS NOW SENIOR VICE PRESIDENT OF KFS AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. MR. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND WENT ON TO RECEIVE HIS M.B.A. FROM LOYOLA UNIVERSITY.

[Photo of Harry Resis]
HARRY RESIS JOINED KEMPER FINANCIAL SERVICES, INC., IN 1988 AND IS NOW SENIOR VICE PRESIDENT OF KFS AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. MR. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

FOLLOWING AN EXCELLENT YEAR FOR THE HIGH YIELD MARKET, PORTFOLIO CO-MANAGERS MICHAEL MCNAMARA AND HARRY RESIS EXPLAIN HOW KEMPER HIGH YIELD FUND PERFORMANCE WAS BOLSTERED BY AN INCREASED CONCENTRATION IN BB-RATED BONDS AND A CONTINUED HEAVY EMPHASIS IN CYCLICAL BONDS.

Q. CLASS A SHARES OF KEMPER HIGH YIELD FUND RETURNED MORE THAN 14 PERCENT IN THE FISCAL YEAR -- OCTOBER 1, 1994 THROUGH SEPTEMBER 30, 1995 -- THAT INCLUDED THREE MONTHS OF 1994. YET LAST YEAR WAS ONE OF THE WORST YEARS IN THE HISTORY OF THE BOND MARKET. HOW DID THE FUND PRODUCE SUCH A STRONG RETURN?

A. Well, 1995 has been a very good year. Strong corporate earnings and declining interest rates combined to create a positive environment for lower-rated and non-rated securities. When the economy is growing, credit quality is less of a concern to investors in high yield corporate bonds. As you know, below-investment grade securities, such as the fund invests in, provide greater income potential precisely because they present greater risk of loss to principal and interest. The last year was a good one for the fund because our holdings generated significant income -- but exposed us to relatively few credit concerns and no defaults.

Q.  WHAT KINDS OF ADJUSTMENTS DID YOU MAKE DURING THE YEAR?

A. The changes we made tracked -- and at one point anticipated -- changes in the momentum of the economy. When an economy is growing, we favor corporate bonds in certain types of industries. On the other hand, we rotate the portfolio into other industry sectors when we believe that the economy is slowing. The challenge in this fiscal year was knowing when to rotate. When you consider that the "typical" post-World War II economic expansion lasts three to four years and the current expansion was already five years old in 1995, you can appreciate the challenge.

  We made one critical "call" at the start of the fiscal year when we positioned the portfolio for a reacceleration of the economy. Many people had speculated about the Federal Reserve Board's ability to use a series of interest rate hikes to produce a "soft landing" for an economy that had been growing at breakneck speed in late 1993 and continued strong growth throughout 1994. (A soft landing is considered to be slow economic growth with benign inflation.) For us the question was, "What will follow the soft landing?" Obviously, the two possibilities were either

Performance Update

recession because the rate hikes would have slowed the economy down too much or slower growth, which was the Fed's intention.

  Our assessment that economic growth would resume proved to be correct and beneficial for the fund. We were early -- which enabled us to invest in certain issues at attractive prices -- to move into bonds issued by companies in cyclical industries. We can attribute the fund's performance for this fiscal year largely to its investment in bonds in cyclical industries.
  Cyclical industries are those that produce or support the production of discretionary goods, such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

Q.  WHAT CAN YOU TELL US ABOUT THE QUALITY OF THE FUND'S HOLDINGS?

A. Again, you can see how optimistic we were about the economy by reviewing the credit quality of the fund's investments. For most of the year, the portfolio was concentrated in B-rated bonds. B-rated bonds are lower in quality than BB-rated bonds but offer higher yields to help compensate for the assumed higher risk.
  Our position was fairly aggressive when compared to the Salomon Brothers Extended High Yield Market Index. At its highest point during the fiscal year, December 1994, 72 percent of the fund was invested in B-rated bonds. This can be compared to the index high of 47 percent in November 1994.

Q. THROUGHOUT THE YEAR, ECONOMISTS AND OTHER MARKET OBSERVERS CONTINUED TO DEBATE EXACTLY HOW HEALTHY THE ECONOMY WAS -- WHAT WERE THE RISKS IN YOUR STRATEGY?

A. Obviously, we have to continually monitor economic conditions. We don't want to be exposed to the wrong part of the market when the economy turns.
But it's important to be able to tell the difference between a hiccup and the beginning of a trend.
  We opened and closed the fiscal year with two-thirds of the fund's portfolio exposed to cyclical industries. But as the year progressed we did some fine-tuning to move away from what we call "deep" cyclicals -- examples of these would be steel and retailing companies -- toward "shallow" cyclicals such as casinos, containers, broadcasting and energy companies. Shallow cyclicals offer products and services that are generally affordable and tend to remain in demand even during an economic downturn.
  We also moved toward the higher quality BB-rated bonds. The closer the bond is to an investment-grade security, the more it tends to perform in line with interest rates. We heightened our investment in BB bonds starting in February, as falling interest rates prompted a rally in the U.S. Treasury market.
  But we saw no need to batten down the hatches as long as we believed that the economy was still trying to deliver. A premature shift away from cyclical industries or into a greater concentration of higher quality bonds would have caused us to give up more yield. The B-rated bonds are what enable us to produce a competitive yield for the fund.

Q. WE'VE BEEN DISCUSSING IN GENERALITIES. WERE THERE ANY SPECIFIC ISSUES THAT ESPECIALLY CONTRIBUTED TO PERFORMANCE IN THE LAST YEAR?

A. One of the best performing issues was the Trump Taj Mahal. This Atlantic City casino's first mortgage bond was trading at 66 1/4 on September 30, 1994. Now it trades at 89 and throughout the year it has paid an 11.35 percent coupon. The coupon is the stated rate of interest paid by the issuer of the bond. Together, those factors provided an excellent return over the past twelve months. This is a bond that we had bought in the secondary market in spite of the doubts of many of our industry colleagues. Throughout the year, it has represented about two percent of the portfolio's investments. Several other outstanding performers were Computervision, K&F, Bally's Park Place, Cablevision Systems and Maxxam.

Q.  AND WHAT ABOUT ANY DISAPPOINTMENTS?

A. Burlington Motor Freights, a trucking company was a B3/CCC+ rated underwritten deal that was offered in late 1993. We bought it at par (100) and it currently trades at

                                                              Performance Update

about 45. This is an example of a company whose ability to achieve its budgeted performance was seriously damaged as the Federal Reserve Board raised interest rates throughout 1994. The company did default on its November 1, 1995 coupon payment and is proceeding into a debt restructuring workout.

Q. WE KNOW THAT YOU'RE CONTINUALLY EVALUATING NEW ISSUES. HOW WOULD YOU CHARACTERIZE THE CURRENT SUPPLY?

A. Frankly, we're seeing fewer attractive opportunities and that may be a measure of where we are in the economic cycle. However, the overall new issuance calendar remains quite heavy.
  With few exceptions (the Trump Taj Mahal being one), our purchase efforts must be directed toward the initial issue market. Our individual investments typically range in size from $20 million to $50 million, and a size like that is very difficult to build up in the secondary market once an issue has been offered.
  In anticipation of what was touted to be a "huge" new issue calendar in September, we had become fairly liquid. And indeed, the calendar was large and many of the coupons were high, but the values just weren't there. Many deals were more speculative than we can be comfortable with right now. Certain telecommunications deals that were offered, for example, may represent great technological achievements but we're not convinced they're a good investment.
  Our five most recent investments (CAI Wireless, Graphic Controls, IXC Communications, Peoples' Choice TV and Van DeKamp) all have yields of 12 percent or better. As the year closed, though, we were carrying more cash equivalents than we really wanted to. However, we are patient investors. So until we see sufficient compelling investment opportunities we'll just have to be content to carry some excess cash.
  Finally, there's another issue that affects supply and pricing considerations. Life insurance companies, which have traditionally purchased investment grade debt, have recently crossed over and are now among the purchasers of below investment grade (primarily BB-rated bonds) debt. This additional demand for BB-rated bonds has had the effect of widening the yield spread differential between B-rate bonds and BB-rated bonds, making the higher quality bonds relatively expensive.

Q.  CAN YOU LOOK AHEAD TO TELL US WHAT YOU THINK THE NEXT YEAR WILL BRING?

A. We're optimistic but realistic. For many corporations, earnings should be flat to down, and we expect greater risk in the marketplace.
  The high yield market has been enjoying an unprecedented low -- and unsustainable -- rate of defaults. Defaults tend to occur according to a somewhat predictable schedule -- you don't expect a company to get into financial trouble until at least a year or two after it's issued debt. If it borrowed too much or overestimated its potential or underestimated its competition, for example, that's when the issuer starts to have trouble making its coupon payments. Defaults have been practically nonexistent in the last few years because most of the credits have been relatively young. As issues age and the economic expansion ages, we believe that the default rate will climb back to its norm -- which has averaged three to four percent in the 1970 -- 1995 period.
  The possibility for default is something we always consider when analyzing a possible investment. But, of course, that's the risk we assume and why we earn higher yields on the fund's investments. Reducing the default rate in a high yield portfolio is one of the keys to good total return performance.

Q. WHAT COULD THREATEN YOUR OUTLOOK -- AND RESULT IN AN ADJUSTMENT OF YOUR PORTFOLIO MANAGEMENT STRATEGY?

A. If the economy departs from what we believe to be its slow-growth, low-inflation track, we'll have to reassess where we are. The obvious moves we'd make would be to reduce our risk by moving out of B-rated bonds and into the lower-yielding BB-rated bonds. Doing that would place preservation of capital as a higher priority than maintaining the current shareholder distribution rate. At this point, however, we don't anticipate making such dramatic moves. All indicators suggest a continued slow-growth, low-inflation environment, which should be positive for the fund.

Performance Update

AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                            LIFE OF
                                 1-YEAR   5-YEAR   10-YEAR   CLASS
-------------------------------------------------------------------------------------

KEMPER HIGH YIELD FUND CLASS A    9.03%   16.36%   11.48%    11.65%    (SINCE 1/26/78)
KEMPER HIGH YIELD FUND CLASS B   10.10     N/A       N/A      7.44     (SINCE 5/31/94)
KEMPER HIGH YIELD FUND CLASS C   13.13     N/A       N/A      9.86     (SINCE 5/31/94)
-------------------------------------------------------------------------------------

Growth of an assumed $10,000 investment in Kemper High Yield Fund Class A from 1/1/80 through 9/30/95

                                 [Line Graph]

                                                                  1/1/80     12/31/83   12/31/86    12/31/90    12/31/92    9/30/95
KEMPER HIGH YIELD FUND CLASS A(1)
SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX(+)
CONSUMER PRICE INDEX(++)



Growth of an assumed $10,000 investment in Kemper High Yield Fund Class B from 5/31/94 through 9/30/95

                                 [Line Graph]

                                                       5/31/94       12/31/94       9/30/95
KEMPER HIGH YIELD FUND CLASS B(1)
SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX(+)
CONSUMER PRICE INDEX(++)


Growth of an assumed $10,000 investment in Kemper High Yield Fund Class C from 5/31/94 through 9/10/95

                                 [Line Graph]

                                                        5/31/94       12/31/94      9/30/95
KEMPER HIGH YIELD FUND CLASS C(1)
SALOMON BROTHERS LONG-TERM HIGH YIELD BOND INDEX(+)
CONSUMER PRICE INDEX(++)


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The Fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than high-rated securities.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. When reviewing the performance chart, please note that the inception date for the Salomon Brothers Long-Term High Yield Bond Index is 1/1/80. As a result, we are not able to illustrate the Life of Class performance (since 1/26/78) for the Kemper High Yield Fund Class A Shares. In comparing the performance of the fund to that of the Salomon Brothers Long-Term High Yield Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or BA1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Source is Salomon Brothers Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

Terms to Know

CYCLICAL ISSUES Cyclical issues are bonds within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and drugs are normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their assumed greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

TOTAL RETURN   A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

Industry Sectors

KEMPER HIGH YIELD FUND SHIFTED TOWARD 'SHALLOW' CYCLICAL INDUSTRIES AS ECONOMIC GROWTH SLOWED DURING THE YEAR
DATA SHOW THE PERCENTAGE OF THE PORTFOLIO THAT EACH OF THE TOP FIVE SECTORS REPRESENTED ON SEPTEMBER 30, 1994, MARCH 31, 1995 AND SEPTEMBER 30, 1995.



                           Kemper High         Kemper High      Kemper High
                          Yield Fund as       Yield Fund as    Yield Fund as
                           of 9/30/95          of 3/31/95       as of 9/30/94
Manufacturing, metals
  and mining                  9.6%                17.5%             23.9%
Retailing                     8.4%                11.6%             15.3%
Broadcasting, cable
  systems and publishing     17.8%                14.3%             12.6%
Communications                7.2%                 5.4%              5.1%
Paper and forest
  products and containers     7.9%                 9.1%              5.4%

Largest Holdings

THE CHANGE IN THE FUND'S TOP FIVE ISSUES ILLUSTRATES THE MOVEMENT INTO 'SHALLOW' CYCLICAL INVESTMENTS DURING THE YEAR
LISTINGS SHOW THE TOP FIVE CORPORATE ISSUES IN TERMS OF VALUE ON SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1995.

-------------------------------------------------------------------------------------------------------------
START OF FISCAL YEAR
-------------------------------------------------------------------------------------------------------------
1.  K & F Industries               Manufacturer of airliner brakes and wheels.

2.  Gaylord Container              Produces, converts and sells packaging products, corrugated containers and sheets, containerboard, multiwall bags and grocery bags.

3.  Owens-Illinois                 Manufactures packaging products including glass and plastic containers, plastic closures, labels and multipack plastic carriers for beverage containers.

4.  Pathmark Stores                A supermarket retailer based in the northeastern United States.

5.  Southland Corp.                An operator, franchiser and licensor of the convenience stores that carry the 7-Eleven trademark.


-------------------------------------------------------------------------------------------------------------
END OF FISCAL YEAR
-------------------------------------------------------------------------------------------------------------
1.  K & F Industries               Manufacturer of airliner brakes and wheels.

2.  Owens-Illinois                 Manufactures packaging products including glass and plastic containers, plastic closures, labels and multipack plastic carriers for beverage containers.

3.  Trump Taj Mahal                Operates hotel and casino in Atlantic City, New Jersey.

4.  American Standard              Manufactures air conditioning systems, bathroom/kitchen fixtures/fittings and brakes for commercial/utility vehicles.

5.  Comcast Corp.                  Engaged in operating, developing and managing cable communication systems.


Portfolio Statistics

PORTFOLIO COMPOSITION

---------------------------------------------------------------
                                  ON 9/30/95         ON 9/30/94
---------------------------------------------------------------
Bonds                                90%                91%
Cash and equivalents                  8%                 6
Preferred and common stock            2                  3

                                    100%               100%

/ / Bonds
/ / Cash and equivalents
/ / Preferred and common stocks


      [Pie Chart]                       [Pie Chart]

YEARS TO MATURITY
AS A PERCENTAGE OF THE PORTFOLIO


---------------------------------------------------------------
                          ON 9/30/95               ON 9/30/94
---------------------------------------------------------------
Cash and equivalents           8%                       6%
1-10 years                    84%                      78%
10-20 years                    7%                      16%
Over 20 years                  1%                      --%
===============================================================
                             100%                     100%

/ / Cash and equivalents
/ / 1-10 years
/ / 10-20 years
/ / Over 20


       ON 9/30/95                             ON 9/30/94

Portfolio Statistics

QUALITY

-------------------------------------------------------------
                          ON 9/30/95               ON 9/30/94
-------------------------------------------------------------
AAA-A                          7%                       5%
BB                            25%                      17%
B                             59%                      70%
Other                          9%                       8%
=============================================================
                             100%                     100%

/ / AAA-A
/ / BB
/ / B
/ / Other

       [Pie Chart]                            [Pie Chart]

Portfolio of Investments


KEMPER HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                       Principal amount          Value
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT            U.S. Treasury Notes, 6.00%, 1997               $ 220,000            $ 220,584
OBLIGATIONS -- 6.3%
(Cost: $220,613)
--------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------
AEROSPACE -- 4.9%          BE Aerospace, 9.75%, 2003                         11,418               11,447
                           Fairchild Corporation, 12.00%, 2001               31,200               28,392
                           Fairchild Industries, 12.25%, 1999                22,430               23,327
                           K & F Industries, Inc.
                             13.75%, 2001                                    71,405               74,083
                             11.875%, 2003                                    6,530                6,807
                      (a)  RHI Holdings, 11.875%, 1999                       19,945               19,347
                           Sequa Corporation, 8.75%, 2001                    11,380               10,498
                           -----------------------------------------------------------------------------
                                                                                                 173,901
--------------------------------------------------------------------------------------------------------

BROADCASTING,
CABLESYSTEMS AND
PUBLISHING -- 17.8%
                           Act III Broadcasting, Inc., 9.625%, 2003           4,575                4,621
                           Adelphia Communications Corporation,
                             12.50%, 2002                                    14,200               14,235
                           Affinity Group, Inc., 11.50%, 2003                21,400               21,453
                     (b)   Australis Media Corporation,
                             14.00%, 2003                                    28,930               17,358
                     (b)   Bell Cablemedia PLC
                             11.95%, 2004                                    27,010               18,097
                             11.875%, 2005                                   15,050                8,881
                           Big Flower Press, Inc., 10.75%, 2003              28,175               29,443
                           CAI Wireless Systems, 12.25%, 2002                15,150               15,794
                           CF Cable TV Inc., 11.625%, 2005                   18,985               20,504
                           Cablevision Industries Corporation,
                             10.75%, 2002                                    30,520               33,267
                           Cablevision Systems Company
                             9.875%, 2013                                     9,885               10,330
                             9.875%, 2023                                     2,330                2,423
                           Century Communications Corporation
                             9.50%, 2000                                      8,320                8,403
                             11.875%, 2003                                    9,125                9,695
                             9.50%, 2005                                     24,920               24,920
                           Comcast Corporation
                             9.375%, 2005                                     1,850                1,873
                             9.50%, 2008                                     41,180               41,695
                             10.625%, 2012                                   11,695               12,748
                           Continental Cablevision, Inc.,
                             9.50%, 2013                                     46,580               48,210
                      (b)  Echostar Communications, 12.875%,
                             with warrants, 2004                             66,500               34,929
                           Granite Broadcasting, 10.375%, 2005               18,050               18,524
                           Katz Corporation, 12.75%, 2002                    17,300               18,944
                           International Cabeltel Incorporated,
                             zero coupon, 2005                               46,120               27,787
                      (b)  Neodata Services, 12.00%, 2003                    23,290               21,019
                           People's Choice TV Unit, zero
                             coupon, 2004                                     4,435                2,351
                           Rogers Cablesystems Limited
                             9.625%, 2002                                     9,290                9,569
                             10.00%, 2005                                    12,750               13,388
                           Sinclair Broadcast Group, Inc.,
                             10.00%, 2003                                    23,355               23,939
                      (b)  Telewest PLC, 11.00%, 2007                        18,960               11,210
                           Univision TV, 11.75%, 2001                        10,175               10,989
                           Viacom International Inc.,
                             8.00%, 2006                                     47,185               46,536



--------------------------------------------------------------------------------------------------------
                                                                       Principal amount          Value
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                           Videotron Groupe, 10.625%, 2005                 $ 7,440          $  7,812
                      (b)  Videotron Holdings PLC
                            11.125%, 2004                                   15,830            10,448
                            11.00%, 2005                                    17,220             9,902
                           Webcraft Technologies, Inc.,
                            9.375%, 2002                                     9,760             9,174
                           Young Broadcasting Inc.,
                            11.75%, 2004                                     6,375             7,092
                           -------------------------------------------------------------------------
                                                                                             627,563
----------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 3.3%  Alliance Entertainment, 11.25%, 2005             10,780            10,780
                           Comdata Network, Inc.
                            12.50%, 1999                                    27,370            30,586
                            13.25%, 2002                                     9,210            10,822
                           Corporate Express Inc., 9.125%, 2004             18,760            18,526
                           Host Marriott Travel Plazas, Inc.,
                            9.50%, 2005                                     12,245            11,878
                           Monarch Marking, 12.50%, 2003                    15,710            16,024
                           Outdoor Systems, 10.75%, 2003                    18,685            17,891
                           -------------------------------------------------------------------------
                                                                                             116,507
----------------------------------------------------------------------------------------------------
CHEMICALS -- 5.5%          Agriculture, Mining and Chemicals, Inc.,
                            10.75%, 2003                                     9,450             9,993
                           Arcadian Partners, L.P.,
                            10.75%, 2005                                    21,980            23,161
                           Atlantis Group, Inc., 11.00%, 2003               16,265            14,964
                           G-I Holdings Inc., zero coupon, 1998             36,345            26,350
                           Huntsman Corporation, 10.625%, 2001               9,585            10,256
                           Pioneer Americas Acquisition,
                            13.375%, 2005                                   15,380            15,649
                           Polymer Group Inc., 12.75%, 2002                 18,540            19,096
                           Rexene Corporation, 11.75%, 2004                 24,130            25,940
                           Terra Industries Inc., 10.50%, 2005              11,390            12,016
                           UCC Investors Holdings, Inc.
                            10.50%, 2002                                    28,620            29,407
                            11.00%, 2003                                     8,670             8,843
                           -------------------------------------------------------------------------
                                                                                             195,675
----------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 7.2% (b) Call-Net Enterprises Inc.,
                            13.25%, 2004                                    15,280             9,913
                    (a)(b) Celcaribe S.A., 13.50%, 2004                     14,400            12,672
                       (b) Cellular, Inc. 11.75%, 2003                       9,475             7,296
                           Commnet Celluar, 11.25%, 2005                     7,010             7,185
                           Communication and Power Industry, Inc.,
                            12.00%, 2005                                     7,975             8,055
                       (b) Intelcom Group, Inc., 13.50%, 2005               20,490            11,270
                           Intermedia Communications of Florida, Inc.,
                            13.50%, with warrants, 2005                     16,300            17,359
                           IXC Communication Services,
                            12.50%, 2005                                    26,000            25,480
                           Paging Network, Inc.
                            11.75%, 2002                                    36,340            40,110
                            10.125%, 2007                                    8,410             8,762
                       (b) PanAmSat, L.P., 11.375%, 2003                    36,740            28,703
                           Rogers Cantel, 11.125%, 2002                     48,712            51,513
                           USA Mobile Communications, Inc. II,
                            14.00%, 2004                                    16,290            18,407
                            9.50%, 2004                                      8,170             7,557
                           -------------------------------------------------------------------------
                                                                                             254,282
----------------------------------------------------------------------------------------------------
CONSTRUCTION               American Standard Inc.
MATERIALS -- 4.8%           10.875%, 1999                                   19,721            21,305
                            11.375%, 2004                                   21,150            23,265
                            9.25%, 2016                                     16,435            16,681
                       (b) Building Materials Corporation of America,
                            11.75%, 2004                                    41,650            26,031
                           Nortek, Inc., 9.875%, 2004                       22,145            20,290
                           Triangle Pacific Corp.,
                            10.50%, 2003                                    26,565            27,628



-----------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------
                           Waxman Industries, Inc.
                             13.75%, 1999                                          $14,713            $ 12,359
                  (a)(b)     12.75%, with warrants, 2004                            27,080              12,015
                             12.25%, 1998                                           11,310              10,971
                           --------------------------------------------------------------------------------------
                                                                                                       170,545

-----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          Allied Waste Industry, 12.00%, 2004                      10,440              11,171
AND SERVICES - 4.9%        Beatrice Foods, Inc., 12.00%, 2001                       31,870              22,309
                           Cinemark USA, Inc., 12.00%, 2002                         13,096              14,275
                      (b)  Dr. Pepper Bottling Holdings, Inc.,
                             11.625%, 2003                                          18,629              14,531
                           Herff Jones, Inc., 11.00%, 2005                           9,040               9,243
                           Mid-American Waste Systems Inc.,
                             12.25%, 2003                                           12,000              12,540
                           P&C Food Markets, Inc.,
                             11.50%, 2001                                           13,375              13,409
                           Premier Parks Inc., 12.00%, 2003                          7,900               8,107
                      (b)  Six Flags Theme Park, 12.25%, 2005                       29,550              22,421
                           Van De Kamps, Inc., 12.00%, 2005                          8,950               9,084
                           West Point Stevens Inc.,
                             9.375%, 2005                                           37,075              36,148
                           --------------------------------------------------------------------------------------
                                                                                                       173,238
-----------------------------------------------------------------------------------------------------------------

DRUGS AND                  Amerisource Dist., 11.25%, 2005                          11,489              12,408
HEALTH CARE - 3.0%         Charter Medical Corporation,
                             11.25%, 2004                                           28,260              30,238
                           Dade International Inc.,
                             13.00%, 2005                                            9,910              10,604
                           Graphic Controls, 12.00%, 2005                            8,800               8,921
                           Ornda Healthcorporation,
                             11.375%, 2004                                          11,960              13,335
                           Tenet Healthcare,
                             9.625%, 2002                                            7,470               7,918
                             10.125%, 2005                                          20,060              21,264
                           --------------------------------------------------------------------------------------
                                                                                                       104,688
-----------------------------------------------------------------------------------------------------------------

ENERGY AND RELATED         Chesapeake Energy Corporation,
SERVICES - 3.0%              10.50%, 2002                                           14,030              14,030
                           Dual Drilling Company, 9.875%, 2004                       3,610               3,357
                           Empire Gas Corporation, 7.00%,
                             with warrants, 2004                                    14,640              12,094
                           Gerrity Oil & Gas, 11.75%, 2004                           5,320               4,815
                           Global Marine Inc., 12.75%, 1999                          3,990               4,409
                           Gulf Canada Resources Limited,
                             9.25%, 2004                                             7,135               7,099
                             9.625%, 2005                                            5,000               5,075
                           HS Resources, 9.875%, 2003                                5,811               5,651
                           Sante Fe Energy Resources, Inc.,
                             11.00%, 2004                                            9,420              10,126
                           TransTexas Gas Corporation,
                             11.50%, 2002                                           37,070              38,831
                           --------------------------------------------------------------------------------------
                                                                                                       105,487
-----------------------------------------------------------------------------------------------------------------

HOMEBUILDERS AND           Continental Homes Holding,
REAL ESTATE - 1.9%           12.00%, 1999                                           16,425              17,164
                           The Forecast Group L.P.,
                             11.375%, 2000                                           3,620               2,172
                           Hovnanian Kent
                             11.25%, 2002                                           18,362              17,123
                             9.75%, 2005                                             6,546               5,548
                           J.M. Peters, 12.75%, 2002                                 6,890               6,270
                           The Presley Companies, 12.50%, 2001                      24,025              19,700
                           --------------------------------------------------------------------------------------
                                                                                                        67,977
-----------------------------------------------------------------------------------------------------------------

HOTEL AND GAMING - 4.1%    Bally's Park Place Funding, Inc.,
                             9.25%, 2004                                            28,220              27,444
                           Empress River Casino, 10.75%, 2002                       16,680              16,597
                           Player's International, Inc.,
                             10.875%, 2005                                           9,510               9,058
                           Rio Hotel and Casino, Inc.,
                             10.625%, 2005                                           7,900               7,693
                           Santa Fe Hotel, Inc., 11.00%, 2000                       13,365               9,890
                           Trump Taj Mahal, PIK, 11.35%, 1999                       84,591              75,286
                           --------------------------------------------------------------------------------------
                                                                                                       145,968


Portfolio of Investments

-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS      Aftermarket Technology,
AND MINING - 9.6%            12.00%, 2004                               $11,140               $11,781
                           Bluebird Body Company,
                             11.75%, 2002                                22,935                23,566
                           Crain Industries, Inc.,
                             13.50%, 2005                                11,700                12,124
                           Day International Group,
                             Inc., 11.125%, 2005                         13,890                14,098
                           Essex Group Incorporated,
                             10.00%, 2003                                13,835                13,420
                           Fairfield Manufacturing Company,
                             11.375%, 2001                               12,900                12,255
                           Foamex L.P.
                             11.25%, 2002                                10,770                10,985
                             11.875%, 2004                               23,110                22,879
                      (b)  Foamex - JPS Automotive L.P.,
                             14.00%, with warrants, 2004                 16,620                 9,141
                           Great Dane Holding Company,
                             12.75%, 2001                                36,738                35,452
                           GS Technologies,
                             12.00%, 2004                                31,085                31,124
                             12.25%, 2005                                 7,900                 8,018
                           Gulf States Steel, 13.50%,
                             with warrants, 2003                         20,680                19,543
                           Jordan Industries, 10.375%, 2003              21,935                19,961
                           JPS Automotive Products Corporation,
                             11.125%, 2001                               16,920                17,005
                           Newflo Corporation, 13.25%, 2002              14,500                14,862
                           NS Group, Inc., 13.50%, 2003                  12,430                11,933
                           Pace Industries, Inc., 10.625%, 2002           3,720                 3,460
                           Penda Industries Inc., 10.75%, 2004            9,540                 8,157
                           Thermadyne Industries, Inc.
                             10.25%, 2002                                12,856                12,792
                             10.75%, 2003                                25,116                24,928
                           ----------------------------------------------------------------------------
                                                                                              337,484

-------------------------------------------------------------------------------------------------------
                           Berry Plastics Corporation, 12.25%,
PAPER, FOREST PRODUCTS       with warrants, 2004                         7,020                  7,476
AND CONTAINERS - 7.9%      Container Corporation, 11.25%, 2004          24,610                 26,025
                           Crown Paper, 11.00%, 2005                    16,000                 15,760
                           Gaylord Container Corporation
                             11.50%, 2001                               13,880                 14,471
                      (b)    12.75%, 2005                               25,260                 24,881
                             warrants expiring 1996                      1,806                 15,350
                           Maxxam Group, Inc.
                      (b)    12.25%, 2003                               11,890                  8,204
                             11.25%, 2003                               17,705                 17,351
                           Owens-Illinois, Inc.
                             11.00%, 2003                               22,157                 24,345
                              9.95%, 2004                               18,645                 19,158
                              9.75%, 2004                               32,335                 33,143
                           Repap New Brunswick Inc.,
                             10.625%, 2005                              20,150                 20,351
                           SD Warren Company, 12.00%, 2004              12,190                 13,470
                           Stone Container Corporation,
                             10.75%, 2002                               23,090                 24,129
                           Sweetheart Cup Company Inc.,
                             10.50%, 2003                               14,350                 14,207
                           ----------------------------------------------------------------------------
                                                                                              278,321

-------------------------------------------------------------------------------------------------------
                           Color Tile, Inc., 10.75%, 2001               20,480                  8,499
RETAILING - 8.4%           Dominick's, 10.875%, 2005                    11,880                 12,058
                           Finlay Fine Jewelry Corporation,
                             10.625%, 2003                              11,390                 11,048
                           Flagstar Corporation, 10.875%, 2002           7,340                  6,881
                           Grand Union Company, 12.00%, 2004            15,290                 14,697
                      (b)  International Semi-Tech
                             Microelectronics Inc.,
                             11.50%, 2003                               24,500                 12,679
                           Pamida Holdings, 11.75%, 2003                33,730                 28,670
                           Pathmark Stores, Inc.
                             12.625%, 2002                              24,025                 25,647
                             11.625%, 2002                              16,015                 16,936


Portfolio of Investments

---------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT OR
                                                                             NUMBER OF SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
                           Penn Traffic Company
                             10.25%, 2002                                       $  4,020            $    3,844
                             8.625%, 2003                                          1,120                   974
                             10.375%, 2004                                        11,080                10,498
                           Ralphs Grocery Company,
                             10.45%, 2004                                         31,370                30,821
                             13.75%, 2005                                         17,800                18,690
                           Southland Corporation, 5.00%, 2003                     72,058                55,124
                           Specialty Retailers, Inc.,
                             11.00%, 2003                                          8,850                 8,231
                           Thrifty Payless Inc., 11.75%, 2003                     28,470                30,036
                           ------------------------------------------------------------------------------------
                                                                                                       295,333
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 2.5%          Computervision Corporation
                             10.875%, 1997                                        17,670                18,421
                             11.375%, 1999                                        16,207                16,734
                           Merisel, Inc., 12.50%, 2004                            19,810                14,857
                           Unisys Corporation
                             13.50%, 1997                                         15,084                16,328
                             10.625%, 1999                                        20,485                21,612
                           ------------------------------------------------------------------------------------
                                                                                                        87,952
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.1%      Burlington Motor Holdings Inc.,
                             11.50%, 2003                                         20,750                 9,337
                           OMI Corp., 10.25%, 2003                                24,440                21,752
                      (b)  Transtar Holdings, L.P.,
                             13.375%, 2003                                        10,100                 6,515
                           ------------------------------------------------------------------------------------
                                                                                                        37,604
                           ------------------------------------------------------------------------------------
                           TOTAL CORPORATE OBLIGATIONS--89.9%
                           (Cost: $3,153,484)                                                        3,172,525
                           ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
COMMON AND                 BCP/Essex Holding, PIK                                337,187 shs.            8,598
PREFERRED STOCKS      (c)  Computervision Corporation                          3,112,436                37,738
                           Gaylord Container Corporation                         975,516                 9,206
                      (c)  Gillett Holdings, Inc.                                371,016                 7,699
                      (c)  Grand Union Company                                   941,858                12,244
                      (c)  J.M. Peters                                            54,531                    68
                      (c)  Specialty Equipment Companies, Inc.                   250,400                 3,067
                      (c)  Thrifty Payless Inc.                                  187,530                   797
                           UGI Inc.                                               58,467                    73
                           Walter Industries, Inc.                               211,888                 2,702
                           ------------------------------------------------------------------------------------
                           TOTAL COMMON AND PREFERRED STOCKS--2.3%
                           (Cost: $91,340)                                                              82,192
                           ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
MONEY MARKET               Yield--5.84%-5.89%
INSTRUMENTS                Due--October-November, 1995
                           Conagra, Inc.                                         $36,000                35,799
                           Countrywide Funding Corporation                         9,000                 8,971
                           Enserch Corporation                                       500                   499
                           GTE Finance Corporation                                 8,000                 7,969
                           ------------------------------------------------------------------------------------
                           TOTAL MONEY MARKET INSTRUMENTS--1.5%
                           (Cost: $53,249)                                                              53,238
                           ------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS--100%
                           (Cost: $3,518,686)                                                        3,528,539
                           ------------------------------------------------------------------------------------
                           LIABILITIES, LESS CASH AND OTHER ASSETS                                        (585)
                           ------------------------------------------------------------------------------------
                           NET ASSETS--100%                                                         $3,527,954
                           ------------------------------------------------------------------------------------

                           See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At this date the value of the Fund's restricted securities was $16,787,857 which represented .48% of net assets.


                                                           PRINCIPAL
                                                           AMOUNT OR
                                          DATE OF           NUMBER            UNIT
SECURITY DESCRIPTION                    ACQUISITION        OF SHARES          COST
---------------------------------------------------------------------------------------
Celcaribe S.A., 13.50%, 2004             May 1994         $14,400,000        $80.13
RHI Holdings, 11.875%, 1999             July 1995           4,140,000         97.00
Waxman Industries, warrants             June 1994             800,453 Shs.     2.00

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.
(c) Non-income producing security.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $3,518,686,000 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $147,765,000, the aggregate gross unrealized depreciation was $137,912,000 and the net unrealized appreciation of investments was $9,853,000.

See accompanying Notes to Financial Statements.

                                                  Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH YIELD FUND


    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund as of September 30, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 3 0, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP
Chicago, Illinois
November 14, 1995

                                                            Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
(IN THOUSANDS)

    ASSETS
----------------------------------------------------------------
Investments, at value
(Cost: $3,518,686)                                    $3,528,539
Cash                                                         292
Receivable for:
 Fund shares sold                                          4,459
 Investments sold                                         29,405
 Interest and dividends                                   81,499
  TOTAL ASSETS                                         3,644,194
----------------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------------
Payable for:
 Fund shares redeemed                                      2,719
 Investments purchased                                   109,981
 Management fee                                            1,558
 Distribution services fee                                   630
 Administrative services fee                                 585
 Custodian and transfer agent fees and related expenses      658
 Other                                                       109
  Total liabilities                                      116,240
NET ASSETS                                            $3,527,954
----------------------------------------------------------------
ANALYSIS OF NET ASSETS
----------------------------------------------------------------
Paid-in capital                                       $3,617,066
Accumulated net realized loss on investments            (192,167)
Unrealized appreciation on investments                     9,853
Undistributed net investment income                       93,202
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $3,527,954
----------------------------------------------------------------
THE PRICING OF SHARES
----------------------------------------------------------------
CLASS A SHARES
 Net asset value and redemption price per share
 ($2,492,774 + 311,362 shares outstanding)                 $8.01
================================================================
 Maximum offering price per share
 (net asset value, plus 4.71% of net
 asset value or 4.50% of offering price)                   $8.39
================================================================
CLASS B SHARES
 Net asset value and redemption price
 (subject to contingent deferred sales charge) per share
 ($992,860 + 124,081 shares outstanding)                   $8.00
================================================================
CLASS C SHARES
 Net asset value and redemption price per share
 ($16,661 + 2,077 shares outstanding)                      $8.02
================================================================
CLASS I SHARES
 Net asset value and redemption price per share
 ($25,659 + 3,204 shares outstanding)                      $8.01
================================================================

See accompanying Notes to Financial Statements.

                                                          Financial Statements

STATEMENT OF OPERATIONS
Year ended September 30, 1995
(IN THOUSANDS)

NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Interest income:                                                                      $391,379
Expenses:
 Management fee                                                                         17,917
 Distribution services fee                                                               7,412
 Administrative services fee                                                             6,745
 Custodian and transfer agent fees and related expenses                                  6,165
 Professional fees                                                                          86
 Reports to shareholders                                                                   463
 Trustees' fees and other                                                                  203
  Total expenses                                                                        38,991
NET INVESTMENT INCOME                                                                  352,388
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------
 Net realized loss on sales of investments                                             (61,865)
 Change in net unrealized depreciation of investments                                  155,866
Net gain on investments                                                                 94,001
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $446,389
----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                  YEAR ENDED SEPTEMBER 30,
                                                                 1995                 1994
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
 Net investment income                                       $   352,388               230,687
 Net realized loss                                               (61,865)              (40,933)
 Change in net unrealized depreciation                           155,866               (81,765)
Net increase in net assets
resulting from operations                                        446,389               107,989
Net equalization credits                                           2,331                 5,646
Distribution from net investment income                         (319,210)             (234,208)
Net increase from capital share transactions                     246,415             1,315,078
TOTAL INCREASE IN NET ASSETS                                     375,925             1,194,505
----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Beginning of year                                              3,152,029             1,957,524
END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $93,202 IN 1995 AND $57,662 IN 1994)    $ 3,527,954             3,152,029
==============================================================================================

Notes To Financial Statements

1 DESCRIPTION OF THE FUND    Kemper High Yield Fund is an open-end
                             management investment company organized as a business trust under the laws of Massachusetts.
                             The Fund offers four classes of shares. Class
                             Ashares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class
                             A shares and do not convert into another class.
                             Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.


2 SIGNIFICANT                INVESTMENT VALUATION. Investments are stated at
  ACCOUNTING POLICIES        value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.


                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading,

                                                   Notes To Financial Statements

                             the net asset value per share is
                             determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO
                             SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1995, amounting to approximately $192,130,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 19 98 through 2004.

                             The Fund declares and pays dividends on a monthly basis. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Differences in dividends per share are due to different class expenses.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3 TRANSACTIONS               MANAGEMENT AGREEMENT. The Fund has a management
  WITH AFFILIATES            agreement with KFS, and pays a management fee at
                             an annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $17,917,000 for the year ended September 30, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). As principal underwriter for the Fund, KDI retained commissions of $476,000 for the year ended September 30, 1995 for sales of Class A shares, after all owing $3,430,000 as commissions to firms, of which $435,000 was paid to firms affiliated with KDI. For distribution services, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these firms at various rates for sales of Class B and Class C shares. During the year ended September 30, 1995, the Fund incurred a distribution services fee for

Notes To Financial Statements

                             Class B and Class C shares of $7,412,000 and
                             KDI paid $4,053,000 for commissions and
                             distribution fees to firms, including $582,000 to firms affiliated with KDI. In addition, KDI received $1,785,000 of contingent deferred sales charges.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended September 30, 1995, the Fund incurred an administrative services fee of $6,745,000 and KDI paid $6,730,000 to firms, including $783,000 that was paid to firms affiliated with KDI.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended September 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $4,248,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended September 30, 1995, the Fund made no payments to its officers and incurred trustees' fees of $43,000 to independent trustees.

4 INVESTMENT                 For the year ended September 30, 1995
  TRANSACTIONS               investment transactions (excluding short-term
                             instruments) are as follows (in thousands):
                             Purchases               $3,661,512
                             Proceeds from sales      3,405,523

                                                           Financial Highlights

5 CAPITAL SHARE      The following table summarizes the activity in capital
  TRANSACTIONS       shares of the Fund (in thousands):

                                     YEAR ENDED SEPTEMBER 30,
                              1995                              1994
                  ------------------------------  --------------------------------
                     SHARES           AMOUNT            SHARES          AMOUNT
------------------------------------------------------------------------------
SHARES SOLD
------------------------------------------------------------------------------
Class A              117,635         $  876,873        147,459      $1,153,155
Class B               65,256            502,035         32,193         253,599
Class C                3,063             23,849            439           3,436
Class I                3,956             30,746             --              --
------------------------------------------------------------------------------
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
------------------------------------------------------------------------------
Class A               18,031            140,351         14,647         118,885
Class B                7,152             55,638          2,192          17,136
Class C                   90                706              4              32
Class I                  135              1,070             --              --
------------------------------------------------------------------------------
SHARES REDEEMED
------------------------------------------------------------------------------
Class A             (127,013)          (959,427)      (145,495)     (1,149,616)
Class B              (52,707)          (407,589)       (35,331)       (277,549)
Class C               (1,398)           (10,899)          (121)           (938)
Class I                 (887)            (6,938)            --              --
------------------------------------------------------------------------------
CONVERSION OF SHARES
------------------------------------------------------------------------------
Class A               12,509             98,552          3,307          26,015
Class B              (12,516)           (98,552)        (3,308)        (26,015)
------------------------------------------------------------------------------
SHARES ISSUED IN ACQUISITION(a):
------------------------------------------------------------------------------
Class A                   --                 --         29,369         233,738
Class B                   --                 --        121,150         963,200

NET INCREASE
FROM CAPITAL SHARE
TRANSACTIONS                    $ 246,415                           $1,315,078
==============================================================================

(a) On May 27, 1994, the Fund acquired the assets of Kemper Investment Portfolios--High Yield Portfolio in a tax-free exchange.

Financial Highlights


                                                                                     CLASS A
                                                        ---------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                        1995          1994            1993           1992          1991
                                                        ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $7.74           8.12           7.86          7.30          6.22
Income from investment operations:
 Net investment income                                    .83            .73            .81           .85           .92
 Net realized and unrealized gain (loss)                  .20           (.35)           .23           .54          1.15
Total from investment operations                         1.03            .38           1.04          1.39          2.07
Less distribution from net investment income              .76            .76            .78           .83           .99
Net asset value, end of year                             8.01           7.74           8.12          7.86          7.30
=======================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                           14.10%          4.64          13.92         19.96         36.82
=======================================================================================================================
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                  .90%           .86            .80           .82           .85
Net investment income                                   10.74           9.22          10.22         11.00         14.02

                                                       CLASS B                         CLASS C                 CLASS I
                                             ------------------------------------------------------------------------------
                                                 YEAR         MAY 31, 1994       YEAR       MAY 31, 1994      DECEMBER 29,
                                                ENDED            TO             ENDED            TO             1994 TO
                                             SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,
                                                1995            1994            1995            1994             1995
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $7.73           7.96            7.75            7.96             7.55
Income from investment operations:
 Net investment income                            .76            .23             .77             .25              .66
 Net realized and unrealized gain (loss)          .20           (.23)            .20            (.23)             .39
Total from investment operations                  .96             --             .97             .02             1.05
Less distribution from net
 investment income                                .69            .23             .70             .23              .59
Net asset value, end of period                   8.00           7.73            8.02            7.75             8.01
=====================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                   13.09%            --           13.13             .27            14.37
=====================================================================================================================
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Expenses                                         1.77%          1.80            1.71            1.74              .61
Net investment income                            9.87           8.70            9.93            8.75            10.70
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                1995            1994            1993           1992            1991
                                              -----------------------------------------------------------------------
Net assets at end of year
 (in thousands)                               $3,527,954     3,152,029      1,957,524       1,953,509       1,673,161
Portfolio turnover rate                               99%           93            101              69              31

NOTE:  Total return does not reflect the effect of any sales charges.

                                                          Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETINGS

On September 19, 1995 a special shareholders' meeting was held. Kemper High Yield Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc., or its successor on the same terms as the current agreement, and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue (which include I Share votes):
1)  Election of Trustees

                              For           Withheld
        David W. Belin        273,363,264   6,951,814
        Lewis A. Burnham      273,699,642   6,615,436
        Donald L. Dunaway     273,503,422   6,811,656
        Robert B. Hoffman     273,615,548   6,699,530
        Donald R. Jones       273,643,579   6,671,499
        David B. Mathis       273,223,107   7,091,971
        Shirley D. Peterson   273,195,075   7,120,003
        William P. Sommers    273,531,453   6,783,625
        Stephen B. Timbers    273,755,705   6,559,373

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

        For               Against              Abstain
        266,123,008      3,460,807             10,731,263

3)  Approval of new investment management agreement

        For               Against              Abstain
        260,189,422      6,005,500             14,120,155

4)  Approval of new 12b-1 distribution plan

                  For          Against        Abstain
    Class B
    Shares       68,735,249     2,463,794     4,757,412
    Class C
    Shares          869,271        18,634        79,751

                KEMPER HIGH YIELD FUND CLASS I SHARE PERFORMANCE


TOTAL RETURN* (FOR PERIOD ENDED SEPTEMBER 30, 1995)
                                                       Life of Class
Kemper High Yield Fund Class I Shares                  15.15% (since 12/29/94)

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER HIGH YIELD FUND CLASS I SHARES FROM 1/1/95 THROUGH 9/30/95


                                                1/1/95     03/31/95      06/30/95      09/30/95
                                                ------     --------      --------      --------
Kemper High Yield Fund Class I Shares*          10,000      10,517        11,034        11,423
Salomon Brothers Long-Term High Yield
  Bond Index**                                  10,000      10,807        11,759        12,227
Consumer Price Index***                         10,000      10,147        10,187        10,234


* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. Total return reflects aggregate change. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.

** The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or BA1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Source is Salomon Brothers Inc. *** The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

DIVIDEND AND YIELD REVIEW (INFORMATION AS OF SEPTEMBER 30,1995)


                                                      Kemper High Yield Fund Class I Shares
10 Months Income:                                               $0.6567
September Dividend:                                             $0.0654
Annualized Distribution Rate+:                                     9.80%
SEC Yield+:                                                       10.24%


+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1995.
Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1995 shown as an annualized percentage of the maximum offering price on that date.

This information supplements the annual report for Kemper High Yield Fund for the year ended September 30, 1995 and must be preceded or accompanied by such annual report, the prospectus for Kemper High Yield Fund and the supplement to the prospectus related to Class I Shares.





Investment Manager:
Kemper Financial Services, Inc.

Principal Underwriter:
Kemper Distributors, Inc.                                       1005570

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

MICHAEL A. MCNAMARA
Vice President

HARRY E. RESIS, JR.
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary



LEGAL COUNSEL                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                         222 North LaSalle Street
                                         Chicago, IL 60601

SHAREHOLDER SERVICE AGENT                KEMPER SERVICE COMPANY
                                         P.O. Box 419557
                                         Kansas City, MO 64141
                                         800-621-1048

CUSTODIAN AND TRANSFER AGENT             INVESTORS FIDUCIARY TRUST COMPANY
                                         127 West 10th Street
                                         Kansas City, MO 64105

INDEPENDENT AUDITORS                     ERNST & YOUNG LLP
                                         233 South Wacker Drive
                                         Chicago, IL 60606

INVESTMENT MANAGER                       KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER                    KEMPER DISTRIBUTORS, INC.
                                         120 South LaSalle Street
                                         Chicago, IL 60603



Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KHYF - 2 (11/95)
[KEMPER MUTUAL FUNDS LOGO]
1005570
Printed in the U.S.A.